UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 6, 2018

India Globalization Capital, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32830	20-2760393
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4336 Montgomery Ave. Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 983-0998

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2018, Richard Prins was elected to the Company’s Board of Directors at the convened session of the Annual Meeting, to serve as a Class B director until the 2021 Annual Meeting of stockholders and until his respective successor shall be duly elected and qualified, or until his earlier death, resignation or removal from office.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The disclosure in Items 5.02 above are hereby incorporated by reference into this Item 5.07.

On August 6, 2018, at the Annual Meeting, the Company’s shareholders (i) elected Richard Prins to the Company’s Board of Directors; (ii) ratified the appointment of Manohar Chowdhry & Associates as the Company’s independent registered public accounting firm for the 2019 fiscal year; and (iii) approved to adjourn or postpone of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies.

The total number of shares of the Company’s common stock voted in person or by proxy at the 2018 Annual Meeting was 22,063,794 shares, representing approximately 70.48% of the 31,305,473 shares outstanding and entitled to vote at the Annual Meeting. We received a total of 14,402,691 Broker Non-votes. The director nominee was elected and each other matter submitted to a vote of the Company’s shareholders at the Annual Meeting was approved by the requisite vote. The final voting results for each proposal that passed are set forth below.

1.     Election of Directors.

Nominee	For	Withhold
Richard Prins	6,700,108	960,995

2.	Proposal to ratify the appointment of Manohar Chowdhry & Associates as the Company’s independent registered public accounting firm for the 2019 fiscal year.

For	Against	Abstain
20,091,357	1,087,312	885,125

3.	The proposal to adjourn the meeting to a later date was not necessary or appropriate because there were sufficient votes to approve the other two proposals.

Item 8.01.	Other Events.

On August 6, 2018, India Globalization Capital (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”), as previously scheduled. All the Proposals passed.

A copy of the press release announcing the results of the Annual Meeting voting is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.         Description

99.1       Press Release dated August 6, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIA GLOBALIZATION CAPITAL, INC.

Dated: August 6, 2018	By:	/s/ Ram Mukunda
Name: Ram Mukunda
Title: Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.         Description

99.1       Press Release dated August 6, 2018.